CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED 9/29/05

$122,000,000

Class 2-A-2

Senior Certificates Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Cash Flow Analysis

The cash flows below assume one-month LIBOR of 3.95% and six-month LIBOR of 4.25%, 100% of the ESEC Prepayment Speeds (see Appendix), no loss to call.

CLASS 2-A-2 Scenario 1					CLASS 2-A-2 Scenario 2

Period	Date	Principal	Interest	Balance
0	1-Nov-05	0	0	122,000,000	Period	Date	Principal	Interest	Balance
1	25-Nov-05	0	335,907	122,000,000	0	1-Nov-05	0	0	122,000,000
2	25-Dec-05	0	419,883	122,000,000	1	25-Nov-05	0	335,907	122,000,000
3	25-Jan-06	0	433,879	122,000,000	2	25-Dec-05	0	419,883	122,000,000
4	25-Feb-06	0	433,879	122,000,000	3	25-Jan-06	0	433,879	122,000,000
5	25-Mar-06	0	391,891	122,000,000	4	25-Feb-06	0	433,879	122,000,000
6	25-Apr-06	0	433,879	122,000,000	5	25-Mar-06	0	391,891	122,000,000
7	25-May-06	0	419,883	122,000,000	6	25-Apr-06	0	433,879	122,000,000
8	25-Jun-06	0	433,879	122,000,000	7	25-May-06	0	419,883	122,000,000
9	25-Jul-06	0	419,883	122,000,000	8	25-Jun-06	0	433,879	122,000,000
10	25-Aug-06	0	433,879	122,000,000	9	25-Jul-06	0	419,883	122,000,000
11	25-Sep-06	0	433,879	122,000,000	10	25-Aug-06	0	433,879	122,000,000
12	25-Oct-06	0	419,883	122,000,000	11	25-Sep-06	0	433,879	122,000,000
13	25-Nov-06	0	433,879	122,000,000	12	25-Oct-06	0	419,883	122,000,000
14	25-Dec-06	0	419,883	122,000,000	13	25-Nov-06	0	433,879	122,000,000
15	25-Jan-07	0	433,879	122,000,000	14	25-Dec-06	0	419,883	122,000,000
16	25-Feb-07	0	433,879	122,000,000	15	25-Jan-07	0	433,879	122,000,000
17	25-Mar-07	0	391,891	122,000,000	16	25-Feb-07	0	433,879	122,000,000
18	25-Apr-07	0	433,879	122,000,000	17	25-Mar-07	0	391,891	122,000,000
19	25-May-07	0	419,883	122,000,000	18	25-Apr-07	0	433,879	122,000,000
20	25-Jun-07	0	433,879	122,000,000	19	25-May-07	0	419,883	122,000,000
21	25-Jul-07	0	419,883	122,000,000	20	25-Jun-07	0	433,879	122,000,000
22	25-Aug-07	0	433,879	122,000,000	21	25-Jul-07	0	419,883	122,000,000
23	25-Sep-07	0	433,879	122,000,000	22	25-Aug-07	0	433,879	122,000,000
24	25-Oct-07	0	419,883	122,000,000	23	25-Sep-07	0	433,879	122,000,000
25	25-Nov-07	0	433,879	122,000,000	24	25-Oct-07	0	419,883	122,000,000
26	25-Dec-07	0	419,883	122,000,000	25	25-Nov-07	0	433,879	122,000,000
27	25-Jan-08	15,999,173	433,879	106,000,827	26	25-Dec-07	0	419,883	122,000,000
28	25-Feb-08	17,788,790	376,980	88,212,037	27	25-Jan-08	0	433,879	122,000,000
29	25-Mar-08	10,125,569	293,477	78,086,468	28	25-Feb-08	0	433,879	122,000,000
30	25-Apr-08	9,891,663	277,706	68,194,805	29	25-Mar-08	5,487,702	405,887	116,512,298
31	25-May-08	9,663,238	234,704	58,531,567	30	25-Apr-08	9,492,880	414,363	107,019,418
32	25-Jun-08	9,440,166	208,161	49,091,401	31	25-May-08	9,302,261	368,325	97,717,157
33	25-Jul-08	9,222,319	168,956	39,869,082	32	25-Jun-08	9,115,502	347,520	88,601,655
34	25-Aug-08	9,009,576	141,790	30,859,506	33	25-Jul-08	8,932,524	304,937	79,669,130
35	25-Sep-08	8,789,853	109,748	22,069,653	34	25-Aug-08	8,753,251	283,334	70,915,879
36	25-Oct-08	8,587,498	75,956	13,482,155	35	25-Sep-08	8,564,194	252,204	62,351,685
37	25-Nov-08	0	47,948	13,482,155	36	25-Oct-08	8,392,627	214,594	53,959,058
38	25-Dec-08	0	46,401	13,482,155	37	25-Nov-08	0	191,899	53,959,058
39	25-Jan-09	0	47,948	13,482,155	38	25-Dec-08	1,274,093	185,709	52,684,965
40	25-Feb-09	0	47,948	13,482,155	39	25-Jan-09	4,549,508	187,368	48,135,457
41	25-Mar-09	0	43,308	13,482,155	40	25-Feb-09	4,458,434	171,188	43,677,023
42	25-Apr-09	2,061,238	47,948	11,420,917	41	25-Mar-09	4,368,931	140,300	39,308,092
43	25-May-09	4,203,112	39,307	7,217,806	42	25-Apr-09	4,281,510	139,795	35,026,582
44	25-Jun-09	4,106,653	25,669	3,111,152	43	25-May-09	4,195,855	120,550	30,830,727
45	25-Jul-09	3,111,152	10,708	0	44	25-Jun-09	4,111,929	109,646	26,718,798
WAL:	2.7 Years				45	25-Jul-09	4,029,698	91,957	22,689,100
					46	25-Aug-09	3,949,126	80,691	18,739,974
					47	25-Sep-09	3,870,182	66,647	14,869,792
					48	25-Oct-09	3,792,830	51,177	11,076,962
					49	25-Nov-09	3,717,040	39,394	7,359,922
					50	25-Dec-09	3,642,778	25,330	3,717,144
					51	25-Jan-10	3,570,015	13,220	147,128
					52	25-Feb-10	147,128	523	0
					WAL:	2.7 Years

Effective Net WAC Analysis

NET WAC – Group 2

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)

1	8.29%	26	8.90%	51	10.27%	1	8.29%	26	9.07%	51	11.17%
2	7.36%	27	8.64%	52	10.26%	2	8.35%	27	8.81%	52	11.16%
3	7.33%	28	8.64%	53	11.31%	3	8.32%	28	8.80%	53	12.28%
4	7.41%	29	10.22%	54	10.28%	4	8.40%	29	10.38%	54	11.17%
5	7.69%	30	9.61%	55	10.59%	5	8.67%	30	9.77%	55	11.51%
6	7.44%	31	9.90%	56	10.25%	6	8.41%	31	10.06%	56	11.14%
7	7.56%	32	9.60%	57	10.53%	7	8.52%	32	9.76%	57	11.45%
8	7.51%	33	9.89%	58	10.21%	8	8.46%	33	10.05%	58	11.10%
9	7.54%	34	9.59%	59	10.23%	9	8.48%	34	9.76%	59	11.11%
10	7.48%	35	10.14%	60	10.57%	10	8.42%	35	10.83%	60	11.48%
11	7.49%	36	10.46%	61	10.07%	11	8.40%	36	11.17%	61	10.83%
12	7.54%	37	10.14%	62	10.40%	12	8.45%	37	10.82%	62	11.18%
13	7.46%	38	10.45%	63	10.06%	13	8.35%	38	11.15%	63	10.81%
14	7.55%	39	10.13%	64	10.05%	14	8.43%	39	10.81%	64	10.80%
15	7.43%	40	10.12%	65	11.15%	15	8.30%	40	10.81%	65	11.98%
16	7.44%	41	11.26%	66	10.07%	16	8.30%	41	12.20%	66	10.81%
17	7.73%	42	10.23%	67	10.39%	17	8.58%	42	11.09%	67	11.16%
18	7.39%	43	10.54%	68	10.05%	18	8.23%	43	11.42%	68	10.79%
19	7.49%	44	10.22%	69	10.38%	19	8.31%	44	11.07%	69	11.14%
20	7.38%	45	10.53%			20	8.20%	45	11.41%
21	7.47%	46	10.20%			21	8.27%	46	11.06%
22	7.33%	47	10.27%			22	8.11%	47	11.18%
23	8.66%	48	10.59%			23	8.82%	48	11.52%
24	8.91%	49	10.26%			24	9.08%	49	11.16%
25	8.65%	50	10.58%			25	8.81%	50	11.51%

___________________

(1) Achieved assuming six-month and one-month LIBOR follow the forward curve plus 100 basis points; run at the Pricing Scenario. Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming six-month and one-month LIBOR follow the forward curve plus 200 basis points; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Appendix

100% ESEC Prepayment Curve (EPC)

Scenario 1:

l

With respect to the fixed-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by approximately 1.1818% in each of the following 11 months.  In month 13 and thereafter, 100% of the EPC assumes 13 CPR.

l

With respect to the adjustable-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 23, 100% EPC for the adjustable rate Mortgage Loans assumes 27% CPR.  In months 23 through 28, 100% EPC for the adjustable rate Mortgage Loans assumes 40% CPR.  In month 29 and thereafter, 100% EPC for the adjustable rate Mortgage Loans is assumed to remain constant at 25%.

Scenario 2:

l

With respect to the fixed-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by approximately 0.9091% in each of the following 11 months.  In month 13 and thereafter, 100% of the EPC assumes 13 CPR.

l

With respect to the adjustable-rate Mortgage Loans, 100% of the ESEC Prepayment Curve describes prepayments starting at 5% CPR in month 1, increasing by 1.5455% in each of the following 11 months.  In months 12 through 23, 100% EPC for the adjustable rate Mortgage Loans assumes 22% CPR.  In months 23 through 28, 100% EPC for the adjustable rate Mortgage Loans assumes 40% CPR.  In month 29 and thereafter, 100% EPC for the adjustable rate Mortgage Loans is assumed to remain constant at 22%.

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor: